HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	June 21, 2004

DISTRIBUTION SUMMARY
	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Class (1)	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
1A-1	$148,319,617.27	$2,799,615.00	$168,095.57	$0.00	$0.00	$0.00	$0.00	$145,520,002.27
A-X	$536,164,665.15	$0.00	$770,728.48	$20,986.79	$0.00	$0.00	$0.00	$519,926,275.19
2A-1	$356,303,030.85	$13,437,908.39	$403,810.10	$0.00	$0.00	$0.00	$0.00	$342,865,122.46
B-1	$11,511,768.80	$7,980.84	$15,828.68	$0.00	$0.00	$0.00	$0.00	$11,503,787.96
B-2	$6,851,721.98	$4,750.14	$11,990.51	$0.00	$0.00	$0.00	$0.00	$6,846,971.84
B-3	$4,385,340.94	$3,040.26	$7,674.35	$0.00	$0.00	$0.00	$0.00	$4,382,300.68
B-4	$3,013,802.17	$2,089.40	$5,274.15	$0.00	$0.00	$0.00	$0.00	$3,011,712.77
B-5	$3,562,218.62	$2,469.60	$6,233.88	$0.00	$0.00	$0.00	$0.00	$3,559,749.02
B-6	$2,196,987.14	$1,523.12	$3,844.73	$0.00	$0.00	$0.00	$0.00	$2,195,464.02
A-R	$0.00	$0.00	$0.16	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL(2):	$536,164,665.31	$16,259,376.75	$1,393,480.61	$20,986.79	$0.00	$0.00	$0.00	$519,926,275.35

	Beginning		Class Accrued	Deferred	NPPIS/	Realized Loss of	Class Unpaid	Ending
A-X(3)	Current Principal	Principal	Interest	Interest/	RAIS	Principal and/or	Interest	Current Principal
Component	Amount	Distribution	Distributed	Neg-Am	Distribution	Writedown	Shortfall	Amount
PO-1	$10,739.22	$0.00	N/A	$10,078.00	N/A	$0.00	N/A	$20,817.22
PO-2	$9,438.32	$0.00	N/A	$10,908.79	N/A	$0.00	N/A	$20,347.11
(1) Class A-X is comprised of an IO Component and Group Related PO components, and the Balance reflected for this Certificate is a Notional Amount.
(2) Total includes PO Component amounts.
(3) Original Principal Amount of PO-1 and PO-2 is $0.00.
			AMOUNTS PER $1,000 UNIT
				Class Accrued	Deferred	Realized Loss of	Ending	Current Period
	Original	Cusip	Principal	Interest	Interest/	Principal and/or	Current Principal	Pass-Through
Class	Face Value (1)		Distribution	Distributed	Neg-Am	Writedown	Amount	Rate
1A-1	$150,000,000.00	41161PDK6	18.66410000	1.12063713	0.00000000	0.00000000	970.13334847	1.36000%
A-X	$550,777,437.00	41161PDM2	0.00000000	1.39934650	0.03810394	0.00000000	943.98615532	1.77195%
2A-1	$369,107,000.00	41161PDL4	36.40653900	1.09401908	0.00000000	0.00000000	928.90441650	1.36000%
B-1	$11,566,000.00	41161PDP5	0.69002594	1.36855265	0.00000000	0.00000000	994.62112744	1.65000%
B-2	$6,884,000.00	41161PDQ3	0.69002615	1.74179402	0.00000000	0.00000000	994.62112725	2.10000%
B-3	$4,406,000.00	41161PDR1	0.69002724	1.74179528	0.00000000	0.00000000	994.62112574	2.10000%
B-4	$3,028,000.00	41161PDS9	0.69002642	1.74179326	0.00000000	0.00000000	994.62112616	2.10000%
B-5	$3,579,000.00	41161PDT7	0.69002515	1.74179380	0.00000000	0.00000000	994.62112881	2.10000%
B-6	$2,207,337.00	41161PDU4	0.69002604	1.74179566	0.00000000	0.00000000	994.62112944	2.10000%
A-R	$100.00	41161PDN0	0.00000000	1.60000000	0.00000000	0.00000000	0.00000000	3.35263%

Please contact the Bondholder relations Department of U.S. Bank National Association at (800) 934-6802 with any questions regarding this statement or your distribution.
U.S. BANK NATIONAL ASSOCIATION

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	June 21, 2004

Principal Distributions and Mortgage Loan Balance:	Group 1	Group 2	Total
Beginning Balance	$157,450,768.64	$378,713,896.51	$536,164,665.15
Scheduled Principal	$98,133.67	$273,348.37	$371,482.04
Curtailments & Curtailment Adjustments	$50,364.11	$653,295.91	$703,660.02
Prepayments	$2,656,801.66	$12,527,433.03	$15,184,234.69
Net Liquidation Proceeds	$0.00	$0.00	$0.00
Repurchases (pursuant to Section 7.03)	$0.00	$0.00	$0.00
Total Principal Distribution	$2,805,299.44	$13,454,077.31	$16,259,376.75
Current Realized Losses	$0.00	$0.00	$0.00
Negative Amortization	$10,078.00	$10,908.79	$20,986.79
Ending Balance	$154,655,547.20	$365,270,727.99	$519,926,275.19

Scheduled Interest and reductions from:
Scheduled Interest	$492,844.63	$1,098,534.15	$1,591,378.78
Less Servicing Fee	$49,203.51	$118,348.08	$167,551.59
Less LPMI	$3,312.86	$4,572.48	$7,885.34
Less Deferred Interest	$10,078.00	$10,908.79	$20,986.79
Less Net Prepayment Interest Shortfall	$0.00	$0.00	$0.00
Less Relief Act Interest Shortfall	$0.00	$0.00	$0.00
Less Trustee Fee	$236.18	$568.07	$804.25
Less Custodial Fee	$196.81	$473.39	$670.21
Total Interest Distribution	$429,817.27	$963,663.34	$1,393,480.61

Available Funds:	$3,235,116.71	$14,417,740.65	$17,652,857.36

Mortgage Loan Characteristics:
Weighted Average Loan Rate	3.75618%	3.48084%	3.56169%
Weighted Average Net Loan Rate	3.35263%	3.08805%	3.16575%
Weighted Average Adjusted Cap Rate	3.27582%	3.05348%	3.11877%
Number of Loans	851	939	1,790
Weighted Average Remaining Term	355	356	356
Mortgage Loan Balance of One-Month LIBOR Loans	$68,585,374.04	$193,583,386.82	$262,168,760.86
Mortgage Loan Balance of COFI Loans	$28,798,903.55	$32,294,189.98	$61,093,093.53
Mortgage Loan Balance of MTA Loans	$57,271,269.61	$139,393,151.19	$196,664,420.80
Cumulative Realized Losses	$0.00	$0.00	$0.00
Cumulative Liquidation Proceeds	$0.00	$0.00	$0.00
Advances			$155,819.74
Unreimbursed Advances			$169,589.08

Undercollateralization Payments:
Principal Deficiency Amount	$0.00	$0.00	$0.00
Accrued Interest Amount	$0.00	$0.00	$0.00

HarborView Mortgage Loan Trust
Mortgage Loan Pass-Through Certificates, Series 2004-2

STATEMENT TO CERTIFICATEHOLDERS
Pursuant to Section 5.04 of the PSA dated as of April 1, 2004

Distribution Date:	June 21, 2004

Certificate Group principal percentages:	Group 1	Group 2
Senior Percentage	94.207451%	94.084868%
Senior Prepayment Percentage	100.000000%	100.000000%
Subordinate Percentage	5.792549%	5.915132%
Subordinate Prepayment Percentage	0.000000%	0.000000%

Loss Coverage Amounts:
Special Hazard Loss Coverage Amount				$5,361,646.65
Fraud Loss Coverage Amount				$16,523,323.00
Bankruptcy Loss Coverage Amount				$135,436.00

Delinquency Information for Mortgage Loans as of the end of the Prior Calendar Month:
	30-59 Days Delinquent		60-89 Days Delinquent		90 or more Days Delinquent
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance
Group 1	2	$183,635.54	0	$0.00	0	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00
Total	2	$183,635.54	0	$0.00	0	$0.00
*Note: The above statistics do not include loans in foreclosure or REO properties.

	Foreclosure		Bankruptcy		REO
	Count	Scheduled Balance	Count	Scheduled Balance	Count	Scheduled Balance	Book Value
Group 1	0	$0.00	0	$0.00	0	$0.00	$0.00
Group 2	0	$0.00	0	$0.00	0	$0.00	$0.00
Total	0	$0.00	0	$0.00	0	$0.00	$0.00

Basis Risk Shortfall:
	Priod Unpaid	Total	Basis Risk	End Unpaid
Class	Basis Risk	Basis Risk	Paid	Basis Risk
1A-1	$0.00	$0.00	$0.00	$0.00
2A-1	$0.00	$0.00	$0.00	$0.00

Class Certificate/Apportioned Principal Balance:
Class	Group 1	Group 2
1A-1	$145,520,002.27	N/A
A-X	$20,817.22	$20,347.11
2A-1	N/A	$342,865,122.46
B-1	$3,328,696.52	$8,175,091.44
B-2	$1,981,216.23	$4,865,755.61
B-3	$1,268,047.45	$3,114,253.23
B-4	$871,458.85	$2,140,253.92
B-5	$1,030,036.74	$2,529,712.28
B-6	$635,271.92	$1,560,192.10

Recoveries:	Group 1	Group 2	Total
Current Recoveries	$0.00	$0.00	$0.00
Cumulative Recoveries	$0.00	$0.00	$0.00